Exhibit 99.2

FOR IMMEDIATE RELEASE

CISO Global Announces Strong Results from Annual Shareholder Meeting -

Positioned for Growth and Transformation

Scottsdale, AZ — December 16, 2025 — CISO Global (NASDAQ: CISO), a leading provider of AI-powered cybersecurity software and compliance services, today announced the successful results of its Annual Shareholder Meeting, highlighted by strong shareholder participation and overwhelming support for the Company’s leadership, strategy, and governance initiatives.

More than 66% of outstanding shares were represented and voted at the meeting, reflecting robust shareholder engagement and confidence in the Company’s direction. All nominees to the Board of Directors were re-elected with at least 95% approval, reaffirming strong support for the Board’s oversight and leadership.

Over the past 12 months, CISO Global has made substantial improvements to its balance sheet, enhancing financial stability and positioning the Company for sustainable growth.

Shareholders also approved a proposal to increase the authorized shares of CISO Global by one billion shares. This provides the Company with enhanced flexibility to pursue transformative strategic opportunities, strengthen partnerships, and capitalize on favorable market conditions as the Company continues to execute its long-term growth strategy.

In addition, shareholders voted to ratify the Company’s independent auditors, approve the increase to Company’s equity incentive plan and affirm the issuance of shares of our common stock in connection with our previously announced transaction with B. Riley.

“I am truly humbled by the level of shareholder participation and the overwhelming support demonstrated at our Annual Meeting,” said Dave Jemmett, Chief Executive Officer of CISO Global. “We believe this strong vote of confidence reflects trust in our strategy, our leadership team, and our vision for the future. We remain focused on executing our plan, strengthening our financial foundation, and delivering long-term value for our shareholders.”

CISO Global thanks its shareholders for their continued support and looks forward to building on this momentum as the Company advances its mission to deliver innovative cybersecurity solutions to organizations worldwide.

About CISO Global

CISO Global, Inc. (NASDAQ: CISO), headquartered in Scottsdale, Arizona, is an industry leader in AI-powered cybersecurity software, managed cybersecurity, and compliance that delivers comprehensive solutions designed to protect organizations from the latest cyber threats. The company protects the most demanding businesses and government organizations against continuing and emerging security threats and ensures their compliance obligations are being met. For more information about the company, visit ciso.inc; see the following link to join the investor relations email alerts.

Safe Harbor Statement

This news release contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. Such forward-looking statements include, among others, our belief that we are an industry leader in AI-powered cybersecurity software and compliance services; our belief that the shareholder participation and results reflect overwhelming support for our leaders, their strategy, and their governance initiatives; our belief that the more than 66% of outstanding shares represented and voted at the meeting reflect robust shareholder engagement and confidence in the Company’s direction; our belief that because all nominees were re-elected with at least 95% approval, shareholders are reaffirming strong support for the Board’s oversight and leadership; our belief that the Company’s improved balance sheet shows financial stability and positions the Company for sustainable growth; our belief that the shareholder authorization of additional shares of the Company’s common stock will provide us with flexibility to pursue transformative strategic opportunities, strengthen partnerships, and capitalize on favorable market conditions; and our belief that the strong vote of confidence reflects trust in our strategy, our leadership team, and our vision for the future. These statements are often, but not always, made through the use of words or phrases such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “predict,” “plan,” “project,” “continuing,” “ongoing,” “potential,” “opportunity,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. These risks may be detailed from time to time in the reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2024. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise.

For Media Inquiries:

Debra Gallington

debra.gallington@ciso.inc

(480) 389-3444